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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                  -------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)       April 11, 2000
                                                 --------------------

                           Commercial Bancshares, Inc.
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               (Exact Name of Registrant as Specified in Charter)

       Ohio                           0-27894                    34-1787239
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State or Other Jurisdiction   (Commission File Number)          IRS Employer
     Of Incorporation                                         Identification No.

 118 South Sandusky Avenue, Upper Sandusky, Ohio                   43351
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code                (419) 294-5781
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5 - Other Events
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         On April 11, 2000, Commercial Bancshares, Inc. (the "Company") received approval from the Ohio Department of Commerce, Division of Financial
Institutions to acquire a 49.9% ownership in the Beck Title Agency, Ltd, a limited liability company formed on November 15, 1999 for the purpose of preparing title insurance commitments and issuing title insurance policies under an agency agreement.

         The Annual Meeting of Shareholders (the "Meeting") of the Company was held April 12, 2000 at 4:30 P.M. at the principal business offices of the Company located at 118 S. Sandusky Avenue, Upper Sandusky, Ohio 43351. There were 657,573 shares of the 1,049,999 shares currently outstanding, or 62.6%, represented in person or by proxy at the Meeting. The only matter for voting was the election of Class III Directors for the Company, with a three year term expiring at the Company's 2003 Annual Meeting. Each of the four nominees, namely James A. Deer, Hazel D. Franks, Raymond E. Graves, and Richard A. Sheaffer received at least 655,018 votes, or 99.6% of the shares represented at the Meeting, and were elected as Class III Directors of the Company. The following is a tabulation of votes for as well as votes against or withheld for each of the nominees:

                                             For         Against or withheld
                                             ---         -------------------
James A. Deer                               655,021             2,552
Hazel D. Franks                             656,293             1,280
Raymond E. Graves                           655,018             2,555
Richard A. Sheaffer                         656,293             1,280

         The Board of Directors of the Company met after the Annual Meeting of Shareholders and elected Richard A. Sheaffer to serve as Chairman of the Board until the next Annual Meeting of Shareholders.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Commercial Bancshares, Inc.
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                                                      (Registrant)

Date    April 17, 2000                         /s/ James A. Deer
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                                               James A. Deer, Secretary